UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 27, 2006
APPLICA INCORPORATED
(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
     On December 27, 2006, Applica Incorporated announced that it entered into a third amendment to its merger agreement with affiliates of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, “Harbinger Capital Partners”) under which Harbinger Capital Partners increased its offer to acquire all outstanding shares of Applica that it does not currently own to $7.50 per share in cash. Except as expressly amended or modified by the amendment, the provisions of the merger agreement will remain in full force and effect.
     The foregoing description of the merger agreement amendment is qualified in its entirety by reference to the actual terms of the amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.
     The Applica Board of Directors accepted Harbinger Capital Partners’ increased offer of $7.50 per share and Applica entered into the amendment to the merger agreement. The offer and amendment followed an increase to $7.50 per share of the price of the unsolicited tender offer to purchase all outstanding shares of Applica’s common stock that was commenced by Apex Acquisition Corporation, a newly formed Florida corporation and an indirect, wholly owned subsidiary of NACCO Industries, Inc. These recent developments are described in a supplement to the definitive proxy statement that will be filed by Applica with the SEC and mailed to Applica’s shareholders on or about December 28, 2006.
     Applica Incorporated has also filed with the United States Securities and Exchange Commission its Board of Directors’ formal response to the revised unsolicited tender offer to purchase all outstanding shares of Applica’s common stock at a purchase price of $7.50 per share.
     In an amended filing on Schedule 14D-9 and in a letter to shareholders, Applica’s Board recommended that shareholders reject the NACCO offer and NOT tender their shares in the NACCO offer.
     The Board also reaffirmed Applica’s amended merger agreement with affiliates of Harbinger Capital Partners under which Harbinger Capital Partners will acquire all outstanding shares of Applica that it does not currently own for $7.50 per share and recommended that Applica’s shareholders vote “FOR” the adoption of the amended merger agreement between Applica and affiliates of Harbinger Capital Partners.
     In evaluating NACCO’s revised offer and in reaching its determination to recommend that the Applica shareholders reject the NACCO offer, the Applica board considered, among other things, the following material factors and information: (i) NACCO’s per share offer price does not offer any premium over the Harbinger Capital Partners’ $7.50 per share price; (ii) the Harbinger Capital Partners amended merger agreement is at least as favorable to Applica’s shareholders as the NACCO offer; (iii) despite NACCO’s amendment of certain conditions and elimination of others, the NACCO offer remains highly conditional and includes certain broadly drafted and subjective conditions; (iv) given certain provisions contained in the Harbinger Capital Partners agreement, it is not possible to satisfy various closing conditions to the NACCO offer at this time; (v) although the NACCO offer is not subject to a financing closing condition, it is uncertain whether Apex Acquisition Corporation will have access to sufficient cash to complete the NACCO offer.
     In order to permit shareholders sufficient time to review the proxy supplement and the amended Schedule 14D-9 and to evaluate the amended merger agreement and the amended NACCO offer, Applica intends to convene the special meeting at 11:00 a.m. Eastern Standard Time on December 28, 2006, as originally scheduled, and adjourn the special meeting until 11:00 a.m. Eastern Standard Time on Thursday, January 4, 2007, without a vote on any proposal other than an adjournment. The proposals to be considered at the special meeting will be submitted to a vote of Applica’s shareholders at the reconvened meeting at 11:00 a.m. Eastern Standard Time on January 4, 2007. The record date for the reconvened meeting will remain November 27, 2006. Shareholders of record at the close of business on November 27, 2006 may submit their proxies to vote their shares on the proposals until 11:00 a.m. Eastern Standard Time on January 4, 2007.

     In connection with the proposed transaction with Harbinger Capital Partners, Applica has filed a definitive proxy statement, proxy supplements, a Schedule 14d-9 recommendation statement and amendments thereto with the SEC. Investors and security holders are urged to read the definitive proxy statement, the proxy supplements, the Schedule 14d-9 recommendation statement, the amendments thereto and any other relevant documents filed with the SEC in connection with the proposed transaction because they contain important information about Applica, the proposed transaction with Harbinger Capital Partners, the NACCO tender offer and related matters. The definitive proxy statement, two proxy supplements, the Schedule 14d-9 recommendation statement and two amendments thereto have been mailed to Applica shareholders and a supplement explaining the increase in the purchase price in the Harbinger Capital Partners merger agreement described in the press release and an amended Schedule 14d-9 recommendation statement will be mailed to Applica’s shareholders on or about December 28, 2006.
     Investors and security holders may obtain free copies of these documents as they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction has been included in the proxy statement filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
•	A copy of Amendment No. 3 to the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.

•	A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 27, 2006	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Chief Operating
Officer and Chief Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 3 to Agreement and Plan of Merger dated December 27, 2006

99.1	Applica Incorporated Press Release dated December 27, 2006

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